SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2013

H. J. Heinz Company
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-3385	25-0542520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Suite 3100 Pittsburgh, Pennsylvania		15222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 456-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

H. J. Heinz Company (“Heinz”) today commenced change of control offers to purchase any and all of its outstanding 1.500% Notes due 2017, 2.000% Notes due 2016, 2.850% Notes due 2022, 3.125% Notes due 2021, 5.350% Notes due 2013 and 6.049% Dealer Remarketable Securities due 2020 (the “Drs” and, collectively, the “Notes”) for cash equal to 101% of the principal amount of the Notes (or, in the case of the Drs, 115.509%) plus accrued and unpaid interest on such Notes up to, but not including, the settlement date (“Change of Control Offers”).

Heinz also issued a notice of prepayment to holders of H. J. Heinz Finance Company’s 2.11% Guaranteed Senior Notes, Series A, due May 26, 2014, 2.81% Guaranteed Senior Notes, Series B, due May 26, 2016, 3.53% Guaranteed Senior Notes, Series C, due May 26, 2018, 4.23% Guaranteed Senior Notes, Series D, due May 26, 2021, 2.86% Guaranteed Senior Notes, Series E, due July 14, 2016 and 3.55% Guaranteed Senior Notes, Series F, due July 14, 2018 (collectively, the “Private Placement Notes”) for cash equal to 100% of the principal amount of the Private Placement Notes, plus accrued and unpaid interest on such Private Placement Notes up to, but not including, the prepayment date and a make-whole amount due on the prepayment date, as governed by the applicable note purchase agreement pursuant to which each respective series of Private Placement Notes was issued (the “Prepayments”).

The Change of Control Offers and the Prepayments are being made in connection with Heinz’s previously announced entry into a definitive merger agreement (the “Merger Agreement”), dated as of February 13, 2013 and subsequently amended as of March 4, 2013 with Hawk Merger Holding Corporation, a Delaware corporation and Hawk Merger Sub, Inc., a Pennsylvania corporation and a wholly owned subsidiary of Hawk Merger Holding Corporation (“Hawk Merger Sub”), pursuant to which Heinz will merge with Hawk Merger Sub (the “Merger”). The Merger remains subject to certain customary closing conditions, including receipt of certain remaining regulatory approvals. Heinz has received antitrust clearance in the United States, Brazil, India, South Korea, Japan, Israel, Mexico, New Zealand, South Africa and Ukraine. Heinz is waiting for antitrust clearance in China, the European Union and Russia. Additionally, Heinz has filed for other regulatory approvals in Ireland and Russia. The Change of Control Offers and the Prepayments are all conditioned upon closing of the Merger and will not occur unless and until such time as the Merger occurs. Heinz has indicated to holders of the Private Placement Notes that the prepayment date for the Prepayments is currently contemplated to be no earlier than June 3, 2013 (which is the earliest date that the Merger could be completed based on the earliest timing on which the remaining regulatory approvals could be obtained in accordance with the applicable regulatory frameworks, although that timing could be extended by the applicable regulators), and that the prepayment date will be extended until the date that the Merger occurs.  Similarly, the expiration date of the Change of Control Offers will be extended until the date that the Merger occurs if the scheduled expiration date would otherwise occur prior to consummation of the Merger.  The parties to the Merger Agreement expect to complete the Merger late in the second calendar quarter of 2013 (but not prior to June 3, 2013) or in the third calendar quarter of 2013.

Holders of the Notes or the Private Placement Notes should contact Len Cullo, Vice-President and Treasurer of Heinz at (412)-456-5700 with questions.

This disclosure contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include Heinz’s expectations as to future revenue growth, earnings, capital expenditures and other spending, dividend policy, and planned credit rating, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

●	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement,
●	the failure to receive, on a timely basis or otherwise, the required approvals by Heinz’s shareholders and government or regulatory agencies with regard to the Merger Agreement,
●	the risk that a closing condition to the Merger Agreement may not be satisfied,
●	the failure of the buyer to obtain the necessary financing in connection with the Merger Agreement,
●	the ability of Heinz to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners pending the consummation of the proposed Merger Agreement,
●	sales, volume, earnings, or cash flow growth,
●	general economic, political, and industry conditions, including those that could impact consumer spending,
●	competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, and energy costs,
●	competition from lower-priced private label brands,
●
increases in the cost and restrictions on the availability of raw materials, including agricultural commodities and packaging materials, the ability to increase product prices in response, and the impact on profitability,

●	the ability to identify and anticipate and respond through innovation to consumer trends,
●	the need for product recalls,
●	the ability to maintain favorable supplier and customer relationships, and the financial viability of those suppliers and customers,
●	currency valuations and devaluations and interest rate fluctuations,
●	changes in credit ratings, leverage, and economic conditions and the impact of these factors on our cost of borrowing and access to capital markets,
●
our ability to effectuate our strategy, including our continued evaluation of potential opportunities, such as strategic acquisitions, joint ventures, divestitures, and other initiatives, our ability to identify, finance, and complete these transactions and other initiatives, and our ability to realize anticipated benefits from them,

●	the ability to successfully complete cost reduction programs and increase productivity,
●	the ability to effectively integrate acquired businesses,
●	new products, packaging innovations, and product mix,
●	the effectiveness of advertising, marketing, and promotional programs,
●	supply chain efficiency,
●	cash flow initiatives,
●	risks inherent in litigation, including tax litigation,
●
the ability to further penetrate and grow and the risk of doing business in international markets, particularly our emerging markets; economic or political instability in those markets, strikes, nationalization, and the performance of business in hyperinflationary environments, in each case such as Venezuela; and the uncertain global macroeconomic environment and sovereign debt issues, particularly in Europe,

●	changes in estimates in critical accounting judgments and changes in laws and regulations, including tax laws,
●	the success of tax planning strategies,
●	the possibility of increased pension expense and contributions and other people-related costs,

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●	the potential adverse impact of natural disasters, such as flooding and crop failures, and the potential impact of climate change,
●	the ability to implement new information systems, potential disruptions due to failures in information technology systems, and risks associated with social media,
●
with regard to dividends, dividends must be declared by the Board of Directors of Heinz and will be subject to certain legal requirements being met at the time of declaration, as well as the Board’s view of Heinz’s anticipated cash needs, and

●
other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in Heinz’s Annual Report on Form 10-K for the fiscal year ended April 29, 2012 and reports on Forms 10-Q thereafter.

The forward-looking statements are and will be based on management’s then current views and assumptions regarding future events and speak only as of their dates. Heinz undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013	H. J. HEINZ COMPANY

	By:	/s/ Theodore N. Bobby
Theodore N. Bobby Executive Vice President, General Counsel and Corporate Secretary